1
Investor Meetings
Bear Stearns
August 16, 2006
Don L. Blankenship  /
Chairman, President & Chief Executive Officer
Baxter F. Phillips, Jr. /
Executive Vice President & Chief Administrative Officer
Exhibit 99.1
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*

FORWARD-LOOKING STATEMENTS: certain statements in
this presentation are forward-looking as defined by the private securities litigation reform act of 1995.  Due to known and
unknown risks, the company’s actual results may differ materially from its expectations or projections. Factors potentially
contributing to such differences are described in further detail at the conclusion of this presentation and in the company’s annual reports on form 10-K and quarterly reports on form 10-Q.
Safe Harbor Statement
**
*

3 Massey Energy Company A leading provider of high- quality steam and metallurgical coal in Central Appalachia. * * *

2,260
785
0
500
1000
1500
2000
2500
89 91 93 95 97 99 01 03 05
Massey’s competitive advantage is based on our
market-leading reserve base
Note:  65 million tons of Massey reserves are located in Northern Appalachia
**
*

0
2
4
6
8
10
12
MEE Non-MEE
(Central Appalachia Reserve Tons In Billions)
Source:  Energy Venture Analysis, Inc., Company estimates
11.0
6.3
0.8
2.3
Our reserves represent an estimated one-third of total
Central Appalachia reserves
**
*

Source: Energy Information Administration
Central Appalachian production has been declining,
largely due to the diminishing supply of economic
reserves
52
54
56
58
60
62
64
66
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
Average seam thickness
**
*

Reserve degradation in Central Appalachia has
negatively impacted productivity
Source:  Energy Information Administration, MSHA
2.00
2.50
3.00
3.50
4.00
4.50
2004 2002 2000 1998 1996 1994 1992 1990
(tons per employee hour)
**
*

156 156
167
202
233
0
50
100
150
200
250
300
2025 2020 2015 2010 2005 2000 1995
Source: Energy Information Administration historical information and projections
CAPP Production Projections
The trend of declining supply and rising costs are
expected to continue for our competitors
**
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9 Massey’s numerous and high-quality underground reserves have evidenced little degradation 1 2 3 4 2000 2002 2004 2006P 2008P 2010P Underground mine tons/foot ** *

10 Massey’s extensive surface mine reserves have not evidenced significant degradation 10 11 12 13 14 15 16 17 18 2000 2002 2004 2006P 2008P 2010P Surface mine tons/yard (ratio) ** *

11 Massey’s production in Central Appalachia continued to increase due to our growing reserve base and low costs 0 5 10 15 20 25 30 35 40 45 50 ** *

Massey is better able to sustain production volume
at a low cost due to its extensive reserve base in
Central Appalachia
Source: Production estimates based on internal estimates and company reports.
52
33
30
28
28
27
26
25
24
15
0
10
20
30
40
50
60
**
*

100% 42% 63% 37%
2,260 mil. 943 mil. 1,413 mil. 847 mil.
Total Compliance -1% Sulfur + 1% Sulfur
Massey has a diversity of product to meet customer
needs
Reserves @ 12/31/05 (tons)
22% Metallurgical
9% Industrial
69% Utility
2005 Produced Tons Sold
**
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•
Massey’s asset base provides a significant cost advantage
vs. our Central Appalachian competitors - and we
believe it will increase as regional reserves are depleted
•
This accelerating cost advantage translates into
shareholder value not captured by traditional earnings
or EBITDA multiples
Shareholder Value
**
*

Massey remains a low-cost producer in Central
Appalachia
$41.00 – 41.50 Central Appalachia competitors
$35.62 Massey
2005 Average Cash Cost ($/ton)*
* Cash costs exclude DD&A and includes SG&A
Source: Competitors’ cash costs developed from competitors’ company reports
**
*

Massey Margin Advantage
22% of total production vs.
competitor average of 9%
Metallurgical production advantage:
Premium reserves
Lower royalties
Best practices
Equipment infrastructure
Lower legacy liability expense
Cost Advantage:
Over the long-term, Massey is expected to record higher per ton margins due to our cost advantage and a higher % of metallurgical production
**
*

Low Legacy Liabilities
2005 Legacy Liabilities as a Percentage of Net Worth*
* Net worth defined as shareholders equity less intangibles
Source
:
Company reports
326
226
97
60
46
29
28
155
0
50
100
150
200
250
300
350
CONSOL Foundation James
River
Peabody Alpha Massey ICG Arch
*
*

• Massey’s increasing competitive advantage
should translate into increased and sustainable
shareholder value
• Over time, Massey should realize cash flow
growth with or without volume growth - via
margin expansion
Massey Competitive Advantage
**
*

Current Massey focus on further margin expansion
through management of cash costs
•
Re-start Aracoma longwall
•
Continue to increase surface mine capacity
•
Idle four high cost underground mining sections
•
Shut Rockhouse longwall
•
Optimize staffing to improve productivity
*
*

•
Foremost producer in Central Appalachia with increasing
market share
•
Leading Central Appalachian reserve base enables long-
term organic growth
•
Capital discipline to optimize leverage and liquidity
requirements
•
Safety, community and environmental stewardship
programs that improve ‘Our Total Environment’
Massey Creating Long-term Value
*
*

Disclaimer
FORWARD-LOOKING STATEMENTS: certain statements in this presentation are forward-looking as defined by the private securities litigation reform act of 1995. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made as well as predictions as to future facts and conditions the accurate prediction of which may be difficult and involve the assessment of events beyond the company’s control. Caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, the company’s actual results may differ materially from its expectations or projections. Factors potentially contributing to such differences include, among others: market demand for coal, electricity and steel which could adversely affect the company’s operating results and cash flows; Future economic or capital market conditions; Deregulation of the electric utility industry;
Competition in coal markets; Inherent risks of coal mining beyond the company’s control, including weather and geologic conditions; The company’s ability to expand mining capacity; The company’s production capabilities; The company’s plan and objectives for future operations and expansion or consolidation; Failure to receive anticipated new contracts; Customer cancellations of, or breaches to, existing contracts; Customer delays or defaults in making payments; The company’s ability to manage production costs; The company’s ability to timely obtain necessary supplies and equipment; The company’s ability to attract, train and retain a skilled workforce;
Fluctuations in the demand for, price and availability of, coal due to labor and transportation costs and disruptions, governmental policies and regulatory actions, legal and administrative proceedings, settlements, investigations and claims, foreign currency changes and other factors; And greater than expected environmental and safety regulation, costs and liabilities. The forward-looking statements are also based on various operating assumptions regarding, among other things, overhead costs and employment levels that may not be realized.
While most risks affect only future costs or revenues anticipated by the company, some risks might relate to accruals that have already been reflected in earnings. The company’s failure to receive payments of accrued amounts could result in a charge against future earnings.
Information concerning those factors is available in the company’s annual reports on form 10-K and quarterly reports on form 10-Q.
NON-GAAP INFORMATION: included in this presentation are EBITDA results, which is defined as income before interest and taxes, depreciation, depletion and amortization. Although EBITDA is not a measure of performance calculated in accordance with generally accepted accounting principles, management believes that it is useful to an investor in evaluating the company because it is widely used in the coal industry as a measure to evaluate a company’s operating performance before debt expense and as a measure of its cash flow.
EBITDA does not purport to represent operating income, net income or cash generated by operating activities and should not be considered in isolation or as a substitute for measures of performance in accordance with generally accepted accounting principles. In addition, because EBITDA is not calculated identically by all companies, the presentation here may not be comparable to other similarly titled measures of other companies. Reconciliations of adjusted EBITDA can be found in the company’s earnings press release for the relevant periods.
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22 Doing the Right Thing…with Energy